Exhibit 99.01

                                               UNITED STATES BANKRUPTCY COURT
                                                     DISTRICT OF NEVADA

In re: Mid-Power Service Corporation                           Case No.               BK-S-03-10874-RCJ


                                                               CHAPTER 11
                                                               MONTHLY OPERATING REPORT
                                                               (GENERAL BUSINESS CASE)

------------------------------------------------------------------------------------------------------------------------------
                                                 SUMMARY OF FINANCIAL STATUS
       MONTH ENDED:        Apr-03                           PETITION DATE:             01/24/03
-------------------------------------------------------------------------------------------------------------------------------
1.   Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here [ ] the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in $1

2.   Asset and Liability Structure                         End of Current Month     End of Prior Month    As of Petition Filing
     a.  Current Assets                                             $44,726           $47,925
     b.  Total Assets                                           $32,572,690         $35,035,982                 $47,925,781
     c.  Current Liabilities                                       $469,922          $362,884                     13,052.92
     d.  Total Liabilities                                       $6,178,759         $16,408,388                 $24,545,123

                                                                                                                Cumulative
3.   Statement of Cash Receipts & Disbursements for Month   Current Month           Prior Month               (Case to Date)

     a.  Total Receipts                                             $48,376           $96,099                      $237,614
     b.  Total Disbursements                                        $49,660           $95,682                      $256,089
     c.  Excess (Deficiency) of Receipts Over
           Disbursements (a - b)                                    ($1,284)             $417                      ($18,475)
     d.  Cash Balance Beginning of Month                             $4,772           $4,356                        $21,963
     e.  Cash Balance End of Month (c + d)                           $3,488           $4,773                         $3,488

                                                            Current Month           Prior Month                   Cumulative
                                                                                                                (Case to Date)

4.   Profit/(Loss) from the Statement of Operations             $11,166,409         ($128,536)                  $10,803,542
5.   Account Receivables (Pre and Post Petition)                         $0             $0
6.   Post-Petition Liabilities                                     $469,922          $362,884
7.   Past Due Post-Petition Account Payables (over 30 days)              $0             $0

At the end of this reporting month:                                                                Yes               No

8.   Have any payments been made on pre-petition debt, other than payments in the normal           Footnote 2
     course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.   Have any payments been made to professionals? (if yes, attach listing
     including date of payment, amount of payment and name of payee)                                X
10.  If the answer is yes to 8 or 9, were all such payments approved by the court                   X
11.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                            X
     attach listing including date of payment, amount and reason for payment, and name of payee) 12. Is the estate insured for replacement cost of assets and
     for general liability?                                                                         X
13.  Are a plan and disclosure statement on file?                                                                     X
14.  Was there any post-petition borrowing during this reporting period?                            X


15.  Check if paid: Post-petition taxes; [X]          U.S. Trustee Quarterly Fees [ ] Check if filing is current for: Post-petition
     tax reporting and tax returns:      [X].

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Total assets include a $30.6 million investment in Mid-Power Resource Corporation.


ON A CONSOLIDATED, GAAP BASIS OF ACCOUNTING, THE $11.4 MILLION GAIN ON LEGAL SETTLEMENT RECORDED ON MID-POWER SERVICE CORPORATION'S
STAND-ALONE APRIL MONTHLY OPERATING REPORT IS COMPLETELY OFFSET BY THE $11.4 MILLION IMPAIRMENT LOSS RECORDED ON MID-POWER
RESOURCE'S MARCH OPERATING REPORT.


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: May 19, 2003                                            /s/  James W. Scott
                                                            ------------------------------------------------------------------
                                                            Responsible Individual

                                                     STATEMENT OF OPERATIONS
                                                     (General Business Case)
                                             For the Period April 1 - April 30, 2003

                     Current Month
-------------------------------------------------------------
    Actual            Forecast      Variance                                                              Cumulative     Next Month
                                                                                                        (Case to Date)    Forecast
                            -                            Revenues:
         $0                 -            $0            1   Gross Sales                                            -            -
          -                 -             -            2   less: Sales Returns & Allowances                       -            -
          -                 -             -            3   Net Sales                                              -            -
          -                               -            4   less: Cost of Goods Sold  (Schedule 'B')               -
          -                 -             -            5   Gross Profit                                           -            -
          -                 -             -            6   Interest                                           2,698            -
          -                 -             -            7   Other Income:                                          -            -
 11,426,648                 -    11,426,648            8 Gain on Legal Settlement                        11,426,648            -
          -                 -             -            9                                                          -            -
 11,426,648                 -    11,426,648           10       Total Revenues                            11,429,346            -
                                                         Expenses:
          -                 -             -           11   Compensation to Owner(s)/Officer(s)                    -            -
     17,383            17,383             -      0%   12   Salaries                                          54,818       17,383
          -                 -             -      0%   13   Commissions                                            -            -
      8,027            11,320         3,293     29%   14   Contract Labor                                    43,760       14,150
          -               310           310    100%   15   Rent/Lease:                                          621            -
                                                               Personal Property
      2,802             2,802             -      0%   16       Real Property                                  9,168        3,338
      2,043             2,043             -      0%   17   Insurance                                          7,039        2,000
          -                 -             -      0%   18   Management Fees                                        -            -
          -                 -             -      0%   19   Depreciation                                         318            -
      2,269             1,616          (653)   -40%   20   Taxes:                                             5,998        1,415
                                                               Employer Payroll Taxes
          -                 -             -      0%   21       Real Property Taxes                                -            -
          -                75            75    100%   22       Other Taxes                                       25            -
      9,950                 -        (9,950)     0%   23   Other Selling                                      9,950            -
      3,939             5,272         1,333     25%   24   Other Administrative                              14,608        4,962
    150,000                 -      (150,000)     0%   25   Interest                                         151,260            -
                                          -      0%   26   Other Expenses:
      1,800             1,800             -      0%   27 Patent License Fees                                  4,200        1,200
     36,772            30,000        (6,772)   -23%   28 Product Development                                171,689       60,000
      2,890            10,000         7,110     71%   29 Auditors                                            13,675        5,000
          -             3,294         3,294    100%   30 Travel                                               6,128        3,294
        403               800           397     50%   31 U.S. Stock Transfer Group                            1,738          800
      6,966                 -        (6,966)     0%   32 SEC attorney                                        21,467       10,000
          -                 -             -      0%   33                                                                       -
                                          -      0%   34
    245,244            86,715      (158,529)          35       Total Expenses                               516,462      123,542
 11,181,404           (86,715)   11,268,119           36 Subtotal                                        10,912,884     (123,542)
    (14,995)          (80,000)      (65,005)          37 Reorganization Items:                             (108,092)     (20,000)
                                                           Professional Fees

                                          -           38   Provisions for Rejected Executory Contracts
                                          -           39   Interest Earned on Accumulated Cash from
                                                           Resulting Chp 11 Case
                                          -           40   Gain or (Loss) from Sale of Equipment
          -                 -             -           41   U.S. Trustee Quarterly Fees                       (1,250)           -
                                          -           42
    (14,995)          (80,000)       65,005           43        Total Reorganization Items                 (109,342)     (20,000)
 11,166,409          (166,715)   11,333,124           44  Net Profit (Loss) Before Federal & State Taxes 10,803,542     (143,542)
                                          -           45   Federal & State Income Taxes
$11,166,409         ($166,715)  $11,333,124           46  Net Profit (Loss)                             $10,803,542    ($143,542)


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                          MID-POWER SERVICE CORPORATION
                                 BK-S-10874-RCJ


STATEMENT OF OPERATIONS - VARIANCE EXPLANATIONS

Line 8 - Gain on Legal Settlement
See Footnotes 1 and 2.

Line 14 - Contract Labor
Less hours billed by contract accountant during month.

Line 15 - Rent/Lease of Personal Property
Lease ended.

Line 20 - Payroll Taxes
Represents under-accrual of  Nevada employer payroll taxes.

Line 23 - Other Selling
Two gas turbine generators were shipped in readiness for sale of the manifolds in May 2003.

Line 24 - Other Administrative
Amounts fluctuate on a monthly basis.

Line 25 - Interest Expense
See Footnote 1.

Line 28 - Product Development
Development expenses forecasted to occur in May were incurred in April in attempts to wrap-up one project.

Line 29 - Auditors
Expense of accounting review of settlement agreement and other quarterly costs less than forecasted.

Line 30 - Travel
No travel expenses were incurred in April 2003.

Line 32 - SEC Attorney
Costs related to filing 8K filings during month of April, including disclosing settlement agreement.

Line 37 - Professional Fees
Forecast for legal fees relating to bankruptcy had been overstated.

                                                            BALANCE SHEET
                                                       (General Business Case)
                                                    For the Month Ended 04/30/03


    Assets
                                                                                From Schedules                  Market Value
         Current Assets
 1            Cash and cash equivalents - unrestricted                                                              $3,488
 2            Cash and cash equivalents - restricted                                                                    $0
 3            Accounts receivable (net)                                                A                                $0
 4            Inventory                                                                B                                $0
 5            Prepaid expenses                                                                                      $6,238
 6            Professional retainers                                                                               $35,000
 7            Other:                                                                                                    $0
 8
 9                    Total Current Assets                                                                         $44,726
         Property and Equipment (Market Value)
10            Real property                                                            C                                $0
11            Machinery and equipment                                            D, Footnote 2                    $900,000
12            Furniture and fixtures                                                   D                                $0
13            Office equipment                                                         D                            $5,650
14            Leasehold improvements                                                   D                                $0
15            Vehicles                                                                 D                                $0
16            Other:                                                                   D                                $0
17                                                                                     D
18                                                                                     D
19                                                                                     D
20                                                                                     D
21                    Total Property and Equipment                                                                $905,650

         Other Assets
22            Loans to shareholders                                                                                     $0
23            Loans to affiliates                                                 Footnote 2                      $930,300
24            Loans to unrelated parties, net of $328,575 allowance                                                $77,725
25            Investment in Mid-Power Resource Corp.                              Footnote 3                   $30,614,289
26
27
28                    Total Other Assets                                                                       $31,622,314

29                    Total Assets                                                                             $32,572,690

    NOTE:

See footnotes following this balance sheet.



                                                   Liabilities and Equity
                                                   (General Business Case)

    Liabilities From Schedules
         Post-Petition
              Current Liabilities
30                    Salaries and wages                                                                                $0
31                    Payroll taxes                                                                                     $0
32                    Real and personal property taxes                                                                  $0
33                    Income taxes                                                                                      $0
34                    Sales taxes                                                                                       $0
35                    Notes payable (short term)                                                                        $0
36                    Accounts payable (trade)                                         A                           $42,278
37                    Real property lease arrearage                                                                     $0
38                    Personal property lease arrearage                                                                 $0
39                    Accrued professional fees (accrued but not yet approved by Trustee)                         $168,409
40                    Current portion of long-term post-petition debt (due within 12 months)                      $235,508
41                    Other:      Accrued ordinary course expenses                                                 $22,467
42                    Interest expense - DIP loan                                                                   $1,260
43                    Accrued trustee fees
44                    Total Current Liabilities                                                                   $469,922
45            Long-Term Post-Petition Debt

46                    Total Post-Petition Liabilities                                                             $469,922
         Pre-Petition Liabilities (allowed amount)
47                    Secured claims                                                   F                                $0
48                    Priority unsecured claims                                        F                                $0
49                    General unsecured claims                                   F, Footnote 2                  $5,708,837
50                    Total Pre-Petition Liabilities                                                            $5,708,837
51                    Total Liabilities                                                                         $6,178,759
    Equity (Deficit)                                                              Footnote 2
52            Retained Earnings/(Deficit) at time of filing                                                    ($5,519,415)
53            Capital Stock, $.001 Par Value, 100,000,000 shares authorized, 27,972,276
                 issued and outstanding                                                                            $10,847
54            Additional paid-in capital                                                                       $25,489,153
55            Cumulative profit/(loss) since filing of case                                                    $10,803,542
56            Post-petition contributions/(distributions) or (draws)
57
58            Market value adjustment                                             Footnote 3                   ($4,390,196)
59                    Total Equity (Deficit)                                                                   $26,393,931
60  Total Liabilities and Equity (Deficit)                                                                     $32,572,690


                          Mid-Power Service Corporation
                                BK-S 03-10874-RCJ
                         Footnotes to the Balance Sheet
                              As Of April 30, 2003


Footnote 1

Mid-Power Service Corporation is presented on a stand-alone basis for bankruptcy reporting purposes. Mid-Power Service Corporation's financial statements do not represent financial statements prepared in accordance with generally accepted accounting principles for the consolidated, SEC-registered Mid-Power Service Corporation. The monthly operating report of Mid-Power Resource Corporation, a wholly-owned subsidiary of Mid-Power Service Corporation, should be read in conjunction with reading these financial statements. The operations of other wholly-owned subsidiaries have not been reflected in these financial statements.

On a consolidated, generally-accepted accounting principle basis, the $11.4 million of gain on legal settlement recorded on Mid-Power Service Corporation's stand-alone April Operating Report is completely offset by the $11.4 million impairment loss recorded on Mid-Power Resource Corporation's March Operating Report.

Footnote 2

As noted in the March 2003 monthly operating report, the Bankruptcy Court approved a settlement between Mid-Power Service Corporation ("Mid-Power", the consolidated, public-held entity) and Edward Mike Davis on April 9, 2003. For a full discussion of the full effect of the settlement agreement, see Mid-Power's current event report on Form 8-K filed April 21, 2003.

This settlement resulted in the following adjustments to Mid-Power Service Corporation (stand-alone) April monthly operating report:

                                                                                           Increase
                                                                                          (Decrease)
                                                                                      -------------------
Assets
Transfer of two gas generators to Edward Mike Davis                                    $     (132,628)
Reduction in receivable from Mid-Power Resource *                                          (2,327,465)
                                                                                      -------------------
                                                                                       $   (2,460,093)
                                                                                      -------------------

Pre-Petition Liabilities
                                                                                      -------------------
General unsecured claims                                                               $  (10,336,667)
                                                                                      -------------------




Equity (Deficit)
Cancellation of Edward Mike Davis capital stock                                        $      (17,125)
Additional paid-in capital:
    Reduction in additional paid in capital associated with cancellation                   (3,407,948)
    Issuance of options                                                                        25,000
Cumulative profit (loss) since filing of case:
    Interest payable on Edward Mike Davis note for 1st quarter 2003 **                       (150,000)
    Gain on legal settlement                                                               11,426,647
                                                                                      -------------------
                                                                                       $    7,876,574
                                                                                      -------------------

* Mid-Power Resource assets were transferred to Edward Mike Davis as part of the settlement.

** Interest expense had not been recorded in the February and March operating reports in accordance with AICPA Statement of Position 90-7. To reflect the full amount of the legal settlement, which included cancellation of Mid-Power's $10.0 million promissory note and all accrued interest, fees and charges, interest for first quarter 2003 was recorded in this operating report.


Footnote 3

The value of Mid-Power Service's wholly-owned investment, Mid-Power Resource Corporation, was adjusted in the March operating report to reflect Mid-Power Resource's equity balance on March 31, 2003. This valuation reflected the $11.4 million impairment Mid-Power Resource recorded on its Clear Creek property in March 2003. The application of generally accepted accounting principles might provide different results. This adjustment was reflected in the market value component of the equity section. In addition, the market value adjustment reflects the removal of a GAAP-calculated $8.5 million deferred tax liability included in the February monthly operating report but which did not reflect an existing claim by the IRS.

                                                        SCHEDULES TO THE BALANCE SHEET
                                                           (General Business Case)


                                                                  Schedule A
                                                    Accounts Receivable and (Net) Payable



Receivables and Payables Agings                             Accounts Receivable      Accounts Payable          Past Due
                                                          [Pre and Post Petition]     [Post Petition]     Post Petition Debt
     0 -30 Days         0                                                      $0           42,278.00
     31-60 Days         0
     61-90 Days         0                                                                                                  $0
     91+ Days           0
     Total accounts receivable/payable                                         $0             $42,278

     Allowance for doubtful accounts

     Accounts receivable (net)                                                 $0


                                                   Schedule B
                                          Inventory/Cost of Goods Sold


Types and Amount of Inventory(ies)                                        Cost of Goods Sold
                                                 Inventory(ies)           Inventory Beginning of Month
                                                   Balance at
                                                  End of Month

                                                                          Add -
     Retail/Restaurants -                                                   Net purchase
       Product for resale                                                   Direct labor

                             Manufacturing overhead

     Distribution -                                                         Freight in

       Products for resale                                                  Other:

     Manufacturer -
       Raw Materials
       Work-in-progress                                                   Less -
       Finished goods                                                       Inventory End of Month
                                                                            Shrinkage
     Other - Explain                                                        Personal Use

                                                                          Cost of Goods Sold                                $0
         TOTAL                                                    $0


     Method of Inventory Control                                          Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?                Indicate by a checkmark method of inventory used.
                Yes [ ]        No  [ ]

     How often do you take a complete physical inventory?                 Valuation methods -
                                                                              FIFO cost
       Weekly                                                                 LIFO cost
       Monthly                                                                Lower of cost or market
       Quarterly                                                              Retail method
       Semi-annually                                                          Other
       Annually                                                                 Explain

Date of last physical inventory was __________________________________

Date of next physical inventory is ___________________________________


                                                   Schedule C
                                                  Real Property


Description                                                                             Cost                     Market Value

                                                                         0
                                                                         0
                                                                         0
       Total                                                             0                  $0                           $0

                                                   Schedule D
                                            Other Depreciable Assets


Description                                                                            Cost                        Market Value
Machinery & Equipment -

       Two GG4A-7 Non-Flight Pratt and Whitney turbine engines                        $900,000                     $900,000

       Total                                                                          $900,000                     $900,000

Furniture & Fixtures -


       Total                                                                                $0                           $0

Office Equipment -
       Computers, furniture, etc.                                                       $5,650                       $5,650

       Total                                                                            $5,650                       $5,650

Leasehold Improvements -

       Total                                                                                $0                           $0

Vehicles -
       Total                                                                                $0                           $0


                                                               Schedule E
                                                      Aging of Post-Petition Taxes
                                              (As of End of the Current Reporting Period)

Taxes Payable                               0-30 Days         31-60 Days         61-90 Days        91+ Days          Total
Federal
        Income Tax Withholding                  $0                                                                      $0
        FICA - Employee                         $0                                                                      $0
        FICA - Employer                         $0                                                                      $0
        Unemployment (FUTA)                     $0                                                                      $0
        Income                                  $0                                                                      $0
        Other (Attach List)                     $0                                                                      $0
Total Federal Taxes                             $0                 $0                $0              $0                 $0
State and Local
        Income Tax Withholding                  $0                                                                      $0
        Unemployment (UT)                       $0                                                                      $0
        Disability Insurance (DI)               $0                                                                      $0
        Empl. Training Tax (ETT)                $0                                                                      $0
        Sales                                   $0                                                                      $0
        Excise                                  $0                                                                      $0
        Real property                           $0                                                                      $0
        Personal property                       $0                                                                      $0
        Income                                  $0                                                                      $0
        Other (Attach List)                     $0                                                                      $0
Total State & Local Taxes                       $0                 $0                $0              $0                 $0
Total Taxes                                     $0                 $0                $0              $0                 $0




                                                               Schedule F
                                                        Pre-Petition Liabilities


List Total Claims For Each Classification -                                               Claimed                  Allowed
                                                                                          Amount                  Amount (b)
        Secured claims  (a)

        Priority claims other than taxes
        Priority tax claims

        General unsecured claims                                                                                  $5,708,837

        (a)      List total amount of claims even it under secured.
        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                             Schedule G
                                      Rental Income Information
                              Not applicable to General Business Cases



                                              Schedule H
                             Recapitulation of Funds Held at End of Month


                                                   Account 1          Account 2         Account 3        Account 4
Bank                                           Wells Fargo
Account Type                                   Checking
Account No.
Account Purpose                                Operating
Balance, End of Month                              $3,488
Total Funds on Hand for all Accounts               $3,488


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                          STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                        Increase/(Decrease) in Cash and Cash Equivalents
                                                  For the Month Ended 04/30/03


                                                                                        Actual                        Cumulative
                                                                                     Current Month                  (Case to Date)
     Cash Receipts
1              0                                                                               $0                            $0
2              0                                                                                -                             -
3              0                                                                                -                             6
4              0                                                                           48,376                       235,508
5           Funds from Shareholders, Partners, or Other Insiders                                -                             -
6           Capital Contributions                                                               -                             -
7           Collection of accounts receivable                                                   -                         2,100
8                                                                                                                             -
9                                                                                                                             -
10                                                                                                                            -
11                                                                                                                            -
12               Total Cash Receipts                                                       48,376                       237,614

     Cash Disbursements
13          Payments for Inventory                                                                                            -
14          Selling                                                                         9,950                         9,950
15          Administrative                                                                  2,168                        26,453
16          Capital Expenditures                                                                                              -
17          Principal Payments on Debt                                                                                        -
18          Interest Paid                                                                                                     -
            Rent/Lease:                                                                                                       -
19               Personal Property                                                                                          620
20               Real Property                                                                                            9,154
            Amount Paid to Owner(s)/Officer(s)                                                                                -
21               Salaries                                                                                                     -
22               Draws                                                                                                        -
23               Commissions/Royalties                                                                                        -
24               Expense Reimbursements                                                                                       -
25               Other                                                                                                        -
26          Salaries/Commissions (less employee withholding)                               12,840                        43,631
27          Management Fees                                                                                                   -
            Taxes:                                                                                                            -
28               Employee Withholding                                                       9,088                        16,529
29               Employer Payroll Taxes                                                     4,219                         6,724
30               Real Property Taxes                                                                                          -
31               Other Taxes                                                                                                 25
32          Other Cash Outflows:
33               Ordinary Course Professionals                                                403                         9,269
34               Contract Labor                                                             5,992                        37,600
35               Product Development                                                        1,950                        85,164
36               Patent License Fees                                                        1,800                         4,200
37               U.S. Trustee                                                               1,250                         1,250
38               Advance to Mid-Power Resources                                                                           5,520
39               Total Cash Disbursements:                                                 49,660                       256,089
40   Net Increase (Decrease) in Cash                                                       (1,284)                      (18,475)
41   Cash Balance, Beginning of Period                                                      4,772                        21,963
41   Cash Balance, End of Period                                                           $3,488                        $3,488
